Exhibit 10.13

FOURTH AMENDMENT TO THE

WILSON BANK & TRUST

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

MADE EFFECTIVE MAY 22, 2015

This Fourth Amendment is adopted this 1st day of August, 2025, by and between Wilson Bank & Trust, a Tennessee corporation (the “Bank”) and Clark Oakley (the “Executive”).

WHEREAS, the Bank and the Executive have previously entered into a Supplemental Executive Retirement Plan made effective on May 22, 2015, (the “Agreement”), an unfunded arrangement maintained to encourage the Executive to remain an employee of the Bank by providing retirement benefits to the Executive upon his retirement, or other events as provided in the Agreement, payable out of the Bank’s general assets; and

WHEREAS, the Bank and the Executive have agreed to amend the Agreement to increase the amount of benefit payable under the agreement without affecting the time or form of payments thereunder.

NOW, THEREFORE, for good and valuable consideration, the adequacy of which is acknowledged by the parties hereto, the Agreement is hereby amended as follows:

Paragraph 1.2 is hereby deleted in its entirety and replaced with the following:

1.2. “Annuity Contract” means the annuity contracts listed on Exhibit A, attached hereto, purchased and solely owned by the Bank, or such other annuity contracts as the Bank may purchase from time to time for the benefit of the Executive. Exhibit A may be updated periodically with the Annuity Contracts as the Bank may purchase for the benefit of the Executive and shall be signed and dated accordingly.

The Agreement is otherwise ratified and confirmed in all respects.

IN WITNESS WHEREOF, the Executive and a duly authorized officer of the Bank have signed this Agreement as of the date first written above.

EXECUTIVE	WILSON BANK AND TRUST

/s/ Clark Oakley	By: /s/ John C. McDearman III

Its: CEO

WILSON BANK & TRUST

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

MADE EFFECTIVE MAY 22, 2015

For the Benefit of

CLARK OAKLEY

EXHIBIT A

ANNUITY CONTRACTS

As of: August 1, 2025

Insurance Carrier Policy Number

EXECUTIVE	WILSON BANK AND TRUST

/s/ Clark Oakley	By: /s/ John C. McDearman III

Its: CEO